Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED JUNE 10, 2008

to

PROSPECTUS DATED OCTOBER 31, 2007

and

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2007

Effective June 9, 2008, the Custodian for the Fund is JPMorgan Chase Bank, N.A. and the Transfer Agent is J.P. Morgan Investor Services Co.

The Prospectus section “HOW TO BUY SHARES” page 10, item 3 is replaced with the following:

3.

Making payment by Check:

•

Checks should be payable to “Ambassador Money Market Fund” and sent with your application (in the case of an initial investment) to:

By Mail--	By Overnight Delivery--
Ambassador Money Market Fund c/o J.P. Morgan Investor Services Co. P.O. Box 5354 Cincinnati, OH 45202-4220	Ambassador Money Market Fund c/o J.P. Morgan Investor Services Co. 303 Broadway, Suite 900 Cincinnati, OH 45202-4220

Page 11, item 4, bullet point 3 is replaced with the following:

•

To send by federal funds wire, use the following information:

JPMorgan Chase Bank, N.A,

New York, NY 10005

ABA # 021000021

Acct # 786414318

Ambassador Money Market Fund

Account Name [Shareholder’s Name]

Shareholder Account Number

The Prospectus section “HOW TO REDEEM SHARES” page 13, item 1 is replaced with the following

1.

Call our Transfer Agent

•

1-800-992-0444

OR

Write

•

Ambassador Money Market Fund

c/o J.P. Morgan Investor Services Co.

P.O. Box 5354

Cincinnati, OH 45202-4220

Continued………

The Statement of Additional Information section “TRANSFER AGENT” page 14, is replaced with the following:

Transfer Agent

The Fund has entered into a Transfer Agent Servicing Agreement with J.P. Morgan Investor Services Co. (“JPMISC”).  Pursuant to this agreement, the Fund pays JPMISC shareholder account fees, activity charges, service charges and various out-of-pocket expenses.  The Fund will pay JPMISC at the annual rate of $20,000 plus $22.50 per shareholder account, with a minimum of $75,000 per fund family.  JPMISC’s responsibilities as Transfer Agent include receiving and processing orders and redemption requests, maintaining shareholder accounts and records, mailing reports to shareholders, preparing and filing Form 1099s with the U.S. Department of Treasury and other related services.

Section “CUSTODIAN” page 15, is replaced with the following:

Custodian

The Fund has entered into a Custody Agreement with JPMorgan Chase Bank, N.A., whose address is 1 Chase Manhattan Plaza, New York, New York 10005, pursuant to which that bank was appointed as custodian (the “Custodian”) for the Fund’s portfolio securities.  Pursuant to this Custody Agreement, the Custodian will earn portfolio transaction fees, in addition to an annual fee based on the following terms:  0.0100% on the first $200 million in market value per fund; 0.0075% on the next $300 million of market value per fund; 0.0050% on the next $500 million in market value per fund and 0.0025% on the balance.  A minimum annual fee of $20,000 per fund applies.  The Custodian is responsible for the safekeeping of the Fund’s assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee and maintenance of bank accounts on behalf of the Fund.

Please keep this supplement for future reference